July 2016 Investor Presentation Contact: Jon Faulkner CFO The Dixie Group Phone: 706-876-5814 jon.faulkner@dixiegroup.com Exhibit 99.1

• Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company’s results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company’s business. Issues related to the availability and price of energy may adversely affect the Company’s operations. Additional information regarding these and other factors and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission. • General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information. 2 Forward Looking Statements The Dixie Group, Inc.

• 1920 Began as Dixie Mercerizing in Chattanooga, TN • 1990’s Transitioned from textiles to floorcovering • 2003 Refined focus on upper- end floorcovering market • 2003 Launched Dixie Home - upper end residential line • 2005 Launched modular tile carpet line – new product category • 2007 Launched wool products in Masland & Fabrica – high-end designers • 2010 Residential “soft products” growth strategy • 2012 New Masland Contract management – performance tile strategy • 2012 Purchased Colormaster dye house – lower cost • 2012 Purchased Crown rugs – wool rugs • 2013 Purchased Robertex - wool carpet manufacturing • 2014 Expanded and realigned manufacturing to increase capacity • 2014 Purchased Atlas Carpet Mills – high-end commercial business • 2014 Purchased Burtco - computerized yarn placement for hospitality 3 Dixie History

Dixie Today • Commitment to brands in the upper- end market with strong growth potential. • Diversified between Commercial and Residential markets. • Diversified customer base (TTM Basis) – Top 10 carpet customers • 14% of sales – Top 100 carpet customers • 27% of sales 4

5 Dixie Group Drivers What affects our business? The market dynamics: • Residentially • The market is driven by home sales and remodeling. • New construction is a smaller effect. • Dixie is driven by the wealth effect. • The stock market and consumer confidence. • Commercially • The market is driven by remodeling of offices, schools, retail and hospitality as demonstrated by the investment in non-residential fixed structures. • Dixie is driven by upper-end remodeling in offices, retail remodeling, higher education, and upper-end hospitality that primarily involves a designer.

New and Existing Home Sales Seasonally Adjusted Annual Rate New 1,000 Existing 1,000 Source: National Association of Realtors (existing) and census.gov/newhomesales 6 3,000 3,500 4,000 4,500 5,000 5,500 6,000 250 300 350 400 450 500 550 600 650 700 750 800 Jan '10 Jan '11 Jan '12 Jan '13 Jan '14 Jan '15 Jan '16 • “This spring's sustained period of ultra-low mortgage rates has certainly been a worthy incentive to buy a home, but the primary driver in the increase in sales is more homeowners realizing the equity they've accumulated in recent years and finally deciding to trade-up or downsize." • "With first-time buyers still struggling to enter the market, repeat buyers using the proceeds from the sale of their previous home as their down payment are making up the bulk of home purchases right now." Lawrence Yun Chief Economist National Association of Realtors June 22, 2016

Residential and Commercial Fixed Investment 7 Rebound in residential activity Commercial activity is down We expect 2016 to continue the rebound of residential fixed investment as a percent of GDP

The Industry as compared to The Dixie Group 8 Source: U.S. Bureau of Economic Analysis and Company estimates

2015 U.S. Flooring Manufacturers 9 Source: Floor Focus Carpet includes sales of carpet as broadloom, modular tile and rugs Flooring includes sales of carpet, rugs, ceramic floor tile, wood, laminate, resilient and rubber Carpet & Rug Leaders Carpet $ in millions Carpet % Flooring $ in millions Flooring % Shaw (Berkshire Hathaway) $ 3,200 29.5% 3,929 19.1% Mohawk (MHK) $ 2,653 24.5% 4,585 22.3% Engineered Floors (Private) $ 540 5.0% 540 2.6% Interface (TILE) $ 520 4.8% 520 2.5% Beaulieu (Private) $ 504 4.6% 524 2.6% Dixie (DXYN) $ 419 3.9% 419 2.0% Imports & All Others $ 3,016 27.7% 10,009 48.9% U.S. Carpet & Rug Market $ 10,852 100% 20,526 100.0%

TTM Q2 2016 U.S. Carpet & Rug Market of $10.2 billion 10 Source: Floor Focus and Dixie Group estimate Residential 55% Commercial 45% Dixie versus the Industry High- End Residential 62% High- End Commercial 38% TTM Q2 2016 Dixie sales

Carpet Dollar Growth Indexed to 2009 (includes Atlas Carpet Mills from date of acquisition) 11

Industry Positioning The Dixie Group 12 • Strategically our residential and commercial businesses are driven by our relationship to the upper-end consumer and the design community • This leads us to: – Have a sales force that is attuned to design and customer solutions – Be a “product driven company” with emphasis on the most beautiful and up-to-date styling and design – Be quality focused with excellent reputation for building excellent products and standing behind what we make – And, unlike much of the industry, not manufacturing driven

Residential Market Positioning The Dixie Group 13 BROADLOOM RESIDENTIAL SALES T O T A L M A R K E T : S Q U A R E Y A R D S OR S AL E S DO L L A R S ESTIMATED TOTAL WHOLESALE MARKET FOR CARPETS AND RUGS: VOLUME AND PRICE POINTS Positioning of Dixie Brands by Price Point Segment Dixie Home Fabrica INDUSTRY AVERAGE PRICE/ SQ YD $0 $14 $21 $28 $35 $42 $49 Note: Industry average price is based on sales reported through industry sources. Excerpt from KSA Study dated May 2004, Titled "KSA Assessment of Dixie's Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc. $8 Masland FOCUSED NATIONAL SUPPLIER IN THE UPPER END OF THE SOFT FLOOR COVERING MARKET

Dixie Group High-End Residential Sales All Residential Brands Masland Dixie Home Fabrica 14 Sales by Brand for TTM Q2 2016

Dixie Group High-End Residential Sales All Brands Retailer Designer Mass Merchant Builder Commercial Specialty - OEM 15 Sales by Channel for TTM Q2 2016 The company believes that a significant portion of retail sales also involve a designer

• Well-styled moderate to upper priced residential broadloom line – Known for differentiated pattern and color selection • Dixie Home provides a “full line” to retailers – Sells specialty and mass merchant retailers • Growth initiatives – Stainmaster® Tru Soft TM Fiber Technology – Stainmaster® PetProtect ® Fiber Technology 16

• Leading high-end brand with reputation for innovative styling, design and color • High-end retail / designer driven – Approximately 26% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiative – Stainmaster® TruSoft™ Fiber Technology – Stainmaster® PetProtect ® Fiber Technology – Wool products in both tufted and woven constructions 17

• Premium high-end brand – “Quality without Compromise” • Designer focused – Approximately 32% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiatives – Stainmaster® TruSoft™ Fiber Technology – Fabrica Permaset dyeing process “unlimited color selection in wool” 18

Commercial Market Positioning The Dixie Group 19 • We focus on the “high-end specified soft floorcovering contract market” • Our Atlas brand – Designer driven focused on the fashion oriented market space • Our Masland Contract brand – Broad product line for diverse commercial markets • Our Masland Hospitality brand – Custom products for the hospitality industry • Our Masland Residential sales force – Sells “main street commercial” through retailers

• Atlas is our premium commercial brand • Dedicated to serving the architect and designer needing finer goods • Focus is on the corporate market through high fashion broadloom and modular carpet tile offerings • With state-of-the-art tufting machines Atlas can quickly manufacture both custom and running line products 20

• Upper-end brand in the specified commercial marketplace – Corporate, End User, Store Planning, Hospitality, Health Care, Government and Education markets • Designer focused • Strong national account base • Growth initiatives – Market specific modular carpet tile collections – Masland Hospitality using “computerized yarn placement” technology 21

Hospitality Corporate Education Store Planning Gov't Health Care Other 22 Sales by Channel for TTM Q2 2016 Channels: Interior Design Specifier and Commercial End User

$331 $321 $283 $205 $231 $270 $266 $345 $407 $422 $412 2006 2008 2010 2012 2014 2016 Annualized Net Sales (millions) 23 Dixie Group Sales $ in millions Includes Atlas Carpet Mills since March 2014 and Burtco since September 2014

Sales & Operating Income $ in millions 24 Note: Non-GAAP reconciliation starting on slide 28 Y 2007 Y 2008 Y 2009 Y 2010 Y 2011 Y 2012 Y 2013 Y 2014 Y 2015 Net Sales 321 283 203 231 270 266 344 407 422 Net Income (Loss) 6.2 (31.5) (42.2) (4.7) 1.0 (0.9) 5.3 (1.4) (2.4) Non-GAAP Adjusted Op. Income 16.7 1.5 (8.4) (1.0) 5.1 3.5 16.4 4.7 4.9 Non-GAAP Adjusted EBITDA 29.7 15.5 5.3 10.3 14.5 13.2 26.5 17.7 19.0 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Net Sales 107.9 109.0 104.6 95.9 110.0 108.9 107.8 89.2 105.3 Net Income (Loss) (0.6) (0.2) (5.2) (2.5) 0.5 0.1 (0.5) (4.8) 1.7 Non-GAAP Adjusted Op. Income 2.8 3.4 (0.6) (1.9) 3.1 1.9 1.9 (4.4) 3.8 Non-GAAP Adjusted EBITDA 6.1 6.8 2.8 1.7 6.7 5.5 5.1 (0.9) 7.1 Change Year over Year Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Net Sales 24.3 19.1 9.2 10.8 2.0 (0.1) 3.2 (6.6) (4.6) Net Sales % Change 29.1% 21.2% 9.6% 12.7% 1.9% -0.1% 3.1% -6.9% -4.2% Net Income (Loss) (2.3) (1.6) (6.8) (7.1) 1.1 0.3 4.7 (2.3) 1.2 Non-GAAP Adjusted Op. Income (1.9) (1.3) (4.5) (1.0) 0.2 (1.5) 2.6 (2.5) 0.8 Non-GAAP Adjusted EBITDA (1.0) (0.7) (3.5) (0.4) 0.6 (1.2) 2.3 (2.7) 0.4 Note: 2011 had 53 operating weeks, all other periods had 52 operating weeks

Current Business Conditions 2016 Initiatives • We have completed our facility consolidation plan. • Our quality is back in line with expectations. • We are decreasing our cost structure in response to lower demand. • We completed the consolidation of our west coast coater operation this past June, lowering cost and streamlining our operations. • Our carpet sales over the first four weeks of the second quarter are down 11.9% digits as compared with the same period last year. We believe the entire floorcovering industry has been impacted by lower levels of consumer confidence since the Brexit vote. • The residential market is off modestly year to date. Demographic forces, however, should continue to improve the market for flooring. • We are launching a new luxury vinyl tile line through our Masland Contract business. This complementary line of products will improve our product offering to the design community as we offer a complete solution to the specified commercial design community. 25

Outlook for 2016 • Masland Contract is launching the Calibre High Performance LVT flooring line. • The combination of Masland Contracts Calibre LVT Collection, Custom Rug capabilities, Modular & Broadloom signature styles and Customs, make Masland Contract a producer that can be a complete solution for the commercial specifier to create beautiful and high performance interiors. • In the residential market our Dixie Home, Masland and Fabrica brands provide a ‘good, better, best’ to consumers looking for unique, quality carpets and rugs. • Our investment in tufting technology allows us to provide distinctive products to support the success of flooring dealers and interior designers. Each brand speaks to the customer and addresses their personal tastes, whether traditional, transitional or urban modern. 26

Non-GAAP Information 28 Use of Non-GAAP Financial Information: The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. The Company defines Adjusted Gross Profit as Gross Profit plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus one time items so defined (Note 1) The Company defines Adjusted S,G&A as S,G&A less manufacturing integration expenses included in selling, general and administrative, less direct acquisition expenses, less one time items so defined. (Note 2) The Company defines Adjusted Operating Income as Operating Income plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 3) The company defines Adjusted Income from Continuing Operations as net income plus loss from discontinued operations net of tax, plus manufacturing integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined , all tax effected. (Note 4) The Company defines Adjusted EBIT as net income plus taxes and plus interest. The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus manufacturing in integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 5) The company defines Free Cash Flow as Net Income plus interest plus depreciation plus non-cash impairment of assets and goodwill minus the net change in working capital minus the tax shield on interest minus capital expenditures. The change in net working capital is the change in current assets less current liabilities between periods. (Note 6)

29 Non-GAAP Gross Profit 2007 2008 2009 2010 2011 2012 2013 2014 2015 Q1 2016 Q2 2016 Net Sales 320,795 282,710 203,480 231,322 270,110 266,372 344,374 406,588 422,484 89,234 105,316 Gross Profit 97,217 78,089 52,105 56,651 65,506 65,372 85,569 95,497 106,231 19,506 28,242 Plus: Business integration expense - - - - - 1,383 4,738 445 - - - Plus: Amortization of inventory step up - - - - - - 367 606 - - - Non-GAAP Adj. Gross Profit (Note 1) 97,217 78,089 52,105 56,651 65,506 66,755 90,674 96,548 106,231 19,506 28,242 Gross Profit as % of Net Sales 30.3% 27.6% 25.6% 24.5% 24.3% 24.5% 24.8% 23.5% 25.1% 21.9% 26.8% Non-GAAP Adj. Gross Profit % of Net Sales 30.3% 27.6% 25.6% 24.5% 24.3% 25.1% 26.3% 23.7% 25.1% 21.9% 26.8% Non-GAAP S,G&A 2007 2008 2009 2010 2011 2012 2013 2014 2015 Q1 2016 Q2 2016 Net Sales 320,795 282,710 203,480 231,322 270,110 266,372 344,374 406,588 422,484 89,234 105,316 Selling and Administrative Expense 78,789 76,115 60,542 57,362 60,667 63,489 76,221 93,182 100,422 23,666 24,320 Plus: Business integration expense - - - - - - (1,706) (1,429) - - - Less: Acquisition expenses - - - - - (318) (350) (789) - - - Non-GAAP Adj. Selling and Admin. Expense 78,789 76,115 60,542 57,362 60,667 63,171 74,164 90,964 100,422 23,666 24,320 S,G&A as % of Net Sales 24.6% 26.9% 29.8% 24.8% 22.5% 23.8% 22.1% 22.9% 23.8% 26.5% 23.1% Non-GAAP S,G&A as % of Net Sales (Note 2) 24.6% 26.9% 29.8% 24.8% 22.5% 23.7% 21.5% 22.4% 23.8% 26.5% 23.1% Non-GAAP Operating Income 2007 2008 2009 2010 2011 2012 2013 2014 2015 Q1 2016 Q2 2016 Net Sales 320,795 282,710 203,480 231,322 270,110 266,372 344,374 406,588 422,484 89,234 105,316 Operating income (loss) 16,707 (28,460) (45,390) (2,570) 5,668 1,815 8,855 (5,236) 1,990 (5,840) 3,403 Plus: Acquisition expenses - - - - - 318 350 789 - - - Plus: Amortization of inventory step up - - - - - - 367 606 - - - Plus: Business integration expense - - - - - 1,383 6,616 1,874 - - - Plus: Facility consolidation expense - 2,317 4,091 1,556 (563) - - 5,514 2,946 1,413 401 Plus: Impairment of assets - 4,478 1,459 - - - 195 1,133 - - - Plus: Impairment of goodwill - 23,121 31,406 - - - - - - - - Non-GAAP Adj. Operating Income (Loss) (Note 3) 16,707 1,456 (8,434) (1,014) 5,105 3,516 16,384 4,681 4,936 (4,427) 3,804 Operating income as % of net sales 5.2% -10.1% -22.3% -1.1% 2.1% 0.7% 2.6% -1.3% 0.5% -6.5% 3.2% Adjusted operating income as a % of net sales 5.2% 0.5% -4.1% -0.4% 1.9% 1.3% 4.8% 1.2% 1.2% -5.0% 3.6%

30 Non-GAAP Income from Continuing Operations 2007 2008 2009 2010 2011 2012 2013 2014 2015 Q1 2016 Q2 2016 Net income (loss) as reported 6,247 (31,481) (42,241) (4,654) 986 (927) 5,291 (1,402) (2,426) (4,767) 1,677 Less: (Loss) from discontinued, net tax (521) (313) (382) (280) (286) (275) (266) (2,075) (148) (10) 62 Income (loss) from Continuing Operations 6,767 (31,167) (41,859) (4,374) 1,272 (653) 5,557 673 (2,278) (4,757) 1,615 Plus: Business integration expense - - - - - 1,383 6,616 1,874 - - - Plus: Facility consolidation expense - 2,317 4,091 1,556 (563) - - 5,514 2,946 1,413 401 Plus: Amortization of inventory step up - - - - - - 367 606 - - - Plus: Acquisition expenses - - - - - 318 350 789 - - - Less: Gain on purchase of business - - - - - - - (11,110) - - - Plus: Impairment of assets - 4,478 1,459 - - - 195 1,133 - - - Plus: Impairment of goodwill - 23,121 31,406 - - - - - - - - Plus: Tax effect of above - (11,368) (14,043) (591) 214 (646) (2,861) 453 (1,119) (537) (152) Plus: Prior years tax credits and val. allowance - - - - - - - - - - - Non-GAAP Adj. (Loss) / Inc from Cont. Op's (Note 4) 6,767 (12,619) (18,946) (3,409) 923 402 10,224 (68) (451) (3,881) 1,864 Adj diluted EPS from Cont. Op's 0.51 (1.01) (1.54) (0.27) 0.07 0.03 0.80 (0.00) (0.03) (0.25) 0.12 Wt'd avg. common shares outstanding - diluted 13,215 12,449 12,331 12,524 12,623 12,638 12,852 14,382 15,536 15,600 15,783 Non-GAAP EBIT and EBITDA 2007 2008 2009 2010 2011 2012 2013 2014 2015 Q1 2016 Q2 2016 Net income (loss) as reported 6,247 (31,481) (42,241) (4,654) 986 (927) 5,291 (1,402) (2,426) (4,767) 1,677 Less: (Loss) from discontinued, net tax (521) (313) (382) (280) (286) (275) (266) (2,075) (148) (10) 62 Plus: Taxes 3,686 (2,932) (8,870) (2,604) 684 (401) (576) 1,055 (714) (2,415) 451 Plus: Interest 6,347 5,965 5,521 4,124 3,470 3,146 3,756 4,301 4,935 1,324 1,333 Non-GAAP Adjusted EBIT (Note 5) 16,801 (28,134) (45,208) (2,854) 5,426 2,092 8,737 6,029 1,943 (5,848) 3,399 Plus: Depreciation and amortization 12,941 13,752 13,504 11,575 9,650 9,396 10,263 12,908 14,120 3,498 3,325 EBITDA 29,742 (14,382) (31,704) 8,721 15,075 11,488 18,999 18,937 16,063 (2,350) 6,724 Plus: Acquisition expenses - - - - - 318 350 789 - - - Plus: Amortization of inventory step up - - - - - - 367 606 - - - Less: Gain on purchase of business - - - - - - - (11,110) - - - Plus: Business integration expense - - - - - 1,383 6,616 1,874 - - - Plus: Facility consolidation expense - 2,317 4,091 1,556 (563) - - 5,514 2,946 1,413 401 Plus: Impairment of assets - 4,478 1,459 - - - 195 1,133 - - - Non-GAAP Adj. EBITDA (Note 5) 29,742 15,534 5,252 10,277 14,512 13,189 26,528 17,743 19,009 (937) 7,125 Non-GAAP Adj. EBITDA as % of Net Sales 9.3% 5.5% 2.6% 4.4% 5.4% 5.0% 7.7% 4.4% 4.5% -1.1% 6.8%

31 Non-GAAP Free Cash Flow 2007 2008 2009 2010 2011 2012 2013 2014 2015 Q1 2016 Q2 2016 Non-GAAP Adjusted EBIT (from above) 16,801 (28,134) (45,208) (2,854) 5,426 2,092 8,737 6,029 1,943 (5,848) 3,399 Times: 1 - Tax Rate = EBIAT 10,416 (17,443) (28,029) (1,769) 3,364 1,297 5,417 3,738 1,205 (3,626) 2,107 Plus: Depreciation and amortization 12,941 13,752 13,504 11,575 9,650 9,396 10,263 12,908 14,120 3,498 3,325 Plus: Non Cash Impairment of Assets, Goodwill - 27,599 32,865 - - - 195 1,133 - - - Minus: Net change in Working Capital 2,211 (1,389) (23,975) 996 9,589 10,786 17,714 11,546 (1,970) (4,671) (3,330) Non-GAAP Cash from Operations 21,146 25,297 42,315 8,810 3,425 (93) (1,839) 6,234 17,295 4,543 8,762 Minus: Capital Expenditures 16,638 8,871 511 1,761 6,735 4,052 13,257 32,825 12,230 (1,218) (1,020) Minus: Business / Capital acquisitions - - - - - 6,961 1,863 9,331 - - - Non-GAAP Free Cash Flow (Note 6) 4,508 16,426 41,804 7,049 (3,310) (11,106) (16,959) (35,922) 5,065 5,761 9,782 Current Assets 119,804 110,648 83,463 91,326 95,140 109,440 143,167 161,095 169,595 160,708 158,577 Current Liabilities 44,467 36,700 33,490 40,358 34,582 38,097 54,110 60,493 70,963 66,747 67,946 Net Working Capital 75,337 73,948 49,973 50,969 60,557 71,343 89,057 100,602 98,632 93,961 90,631 Change in Net Working Capital 2,211 (1,389) (23,975) 996 9,589 10,786 17,714 11,546 (1,970) (4,671) (3,330) Note: Working Capital restated for prior periods for adoption of reclassification of deferred taxes and deferred financing costs

32 Facility Consolidation Information Facili y Consolidation Plan Summary 2013 2014 2015 Q1 2016 Q2 2016 2016 Total Colormaster dryer write off 195 - - - - - 195 West Coast Facility consolidation - 1,366 202 - - - 1,568 East Coast Facility consolidation - 4,148 2,016 1,342 396 1,738 7,902 East Coast Asset write off - 1,133 - - - - 1,133 Corporate Office consolidation - - 728 71 5 76 804 Total facility consolidation and asset write off's 195 6,647 2,946 1,413 401 1,814 11,602 Note: Our facility cosnolidation plan is now complete.